================================================================================






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                                  APRIL 2, 2004
                Date of Report (Date of earliest event reported)


                              METALDYNE CORPORATION
             (Exact name of registrant as specified in its charter)


            DELAWARE                     001-12068               38-2513957
(State or other jurisdiction of   (Commission file number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                  47659 HALYARD DRIVE, PLYMOUTH, MICHIGAN 48170
                    (Address of principal executive offices)

                                 (734) 207-6200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


================================================================================

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On April 2, 2004, the Company issued a press release, which is attached hereto as Exhibit 99.1, announcing the receipt of certain waivers in respect of its senior secured credit facilities and its accounts receivables securitization facility. The form of the waivers are attached hereto as Exhibits 10.1 and 10.2.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS. The following exhibit is filed herewith:

                  10.1  Form of Senior Secured Credit Facility Waiver.

                  10.2  Form of Receivables Facility Waiver and Agreement.

                  99.1. Press Release.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  April 2, 2004


                                     METALDYNE CORPORATION


                                     By:    /s/ Jeffrey M. Stafeil
                                            ----------------------
                                            Name: Jeffrey M. Stafeil
                                            Title: Executive Vice President
                                                   and Chief Financial Officer